UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2013

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On September 10, 2013, Hanesbrands Inc. (the “Company”) issued a press release reaffirming its 2013 financial guidance and discussing the progress of its proposed acquisition of Maidenform Brands, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Chief Executive Officer Richard A. Noll and Chief Financial Officer Richard D. Moss will meet with investors and make a presentation on Wednesday, September 11, 2013 at the Goldman Sachs Global Retailing Conference
in New York City. The presentation, which will consist of five to 10 minutes of Company remarks followed by a Goldman Sachs-moderated question-and-answer session, will be webcast live from 1:30 to 2:10 p.m. EDT and will be accessible on the Company’s corporate website, www.hanes.com/investors.
Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Exhibit 99.1 contains disclosures about free cash flow, which is a non-GAAP measure. Free cash flow is defined as net cash from operating activities less net capital expenditures. Free cash flow may not be representative of the amount of residual cash flow that is available to the company for discretionary expenditures since it may not include deductions for mandatory debt-service requirements and other nondiscretionary expenditures. The Company believes, however, that free cash flow is a useful measure of the cash-generating ability of the business relative to capital expenditures and financial performance. Non-GAAP information, such as free cash flow, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies.
Statements in this Current Report on Form 8-K and accompanying exhibit that are not statements of historical fact, including those regarding the Company’s future financial results and the Company’s proposed acquisition of Maidenform Brands, Inc., are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made only as of the date of this report and are based on the Company’s current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the risks identified from time to time in the Company’s most recent Securities and Exchange Commission reports, including the 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, other than as required by law.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated September 10, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2013	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

Exhibit 99.1	Press release dated September 10, 2013